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                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-15111, 333-34103 and 333-61907) of Advanced Digital Information Corporation of our report dated December 8, 1998 appearing in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP
Seattle, Washington
January 21, 1999